Supplement to the
Fidelity® Short-Term
Bond Fund
October 30, 2006,
Revised April 13, 2007
Prospectus

The following information replaces the similar biographical information found in the "Fund Management" section on page 21.

Robert Galusza is vice president and manager of Short-Term Bond Fund, which he has managed since July 2007. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as an analyst and a portfolio manager.

Andrew Dudley is vice president and co-manager of Short-Term Bond Fund, which he has managed since February 1997. He also manages other Fidelity funds. Mr. Dudley joined Fidelity Investments in 1996 as a portfolio manager.

STP-07-01 July 12, 2007
1.790645.106